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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report
                      Pursuant to Section 13 or 15d of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : June 28, 2003

                                  SPIEGEL, INC.

             (Exact name of registrant as specified in its charter)

    Delaware                   0-16126             36-2593917
 (State or other          (Commission file      (I.R.S. Employer
 jurisdiction of               number)         Identification No.)
incorporation or
  organization)

  3500 Lacey Road
  Downers Grove, IL                            60515-5432
 (Address of principal executive offices)      (Zip Code)


                                 (630) 986-8800
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or Former address, if changed since last report)

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ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE

Spiegel, Inc. (the "Company") filed its monthly operating report for the period commencing May 25, 2003 and ended June 28, 2003 (the "Operating Report") with the United States Bankruptcy Court for the Southern District of New York, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 03-11540.

The Company cautions readers not to place reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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       (c)  Exhibit.   Document Description

              99       Monthly Operating Report for the Period
                       May 25, 2003 to June 28, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated: August 14, 2003            By:   /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and

                                      Financial Officer)

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EXHIBIT INDEX

       Exhibit Number  Document Description

              99       Monthly Operating Report For The Period
                       May 25, 2003 to June 28, 2003.